Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of SORL AUTO PARTS, INC. (the "Company") on Form 10-KSB for the year ended December 31, 2004 as filed with the Securities and Exchange Commission on the date here of (the "report"), I, Xiao Ping Zhang, Chief Executive Officer of the Registrant, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated this 30th day of March, 2005.

                                                       /s/ Xiao Ping Zhang
                                                       ------------------------
                                                       Xiao Ping Zhang
                                                       Chief Executive Officer



                                       38